Intangible Assets, Net - Schedule of Estimated Amortization Expenses for the Intangible Assets (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2024 CNY (¥)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 CNY (¥)
Schedule of Estimated Amortization Expenses for the Intangible Assets [Abstract]
2025	¥ 2,880	$ 395
2026	2,473	339
2027	2,076	284
2028	1,983	272
2029	1,788	245
Thereafter	3,650	499
Total	¥ 14,850	$ 2,034	¥ 16,297